UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 30, 2007

         Thornburg Mortgage Securities Trust 2007-5
(Issuing Entity)

              Credit Suisse First Boston Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

        Thornburg Mortgage Home Loans, Inc.
(Exact Name of Sponsor as Specified in its Charter)

              Credit Suisse First Boston Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-140945	13-3320910
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue, New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 325-2000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

The Registrant registered offerings of its Thornburg Mortgage Securities Trust Mortgage Loan Pass-Through Certificates, Series 2007-5 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-140945) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $730,358,100 aggregate principal amount of Class 1A-1, Class 2A-1, Class 3A-1, Class 3A-2 and Class A-R Certificates of its Thornburg Mortgage Securities Trust Mortgage Loan Pass-Through Certificates, Series 2007-5 on October 30, 2007 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated April 20, 2007, as supplemented by the Prospectus Supplement dated October 30, 2007 (collectively, the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other material agreements executed in connection with the issuance of the Certificates (as defined below), a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of October 1, 2007, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, LaSalle Bank National Association, as Trustee and Custodian, Thornburg Mortgage Home Loans, Inc., as Seller and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator. The “Certificates” consist of the following classes: Class 1A-1, Class 1A-2, Class 2A-1, Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4, Class 1-AX, Class 2-AX, Class 3-AX1, Class 3-AX2, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class 4A-1, Class 4-AX, Class 4A-R, Class 4B-1, Class 4B-2, Class 4B-3, Class 4B-4, Class 4B-5 and Class 4B-6. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of adjustable rate and hybrid, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $832,940,282.19 as of the Closing Date. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.     Financial Statements and Exhibits.

(a)      Not applicable.

(b)  Not applicable.

(c)      Not applicable.

(d)      Exhibits:

4.1
Pooling and Servicing Agreement, dated as of October 1, 2007, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, LaSalle Bank National Association, as Trustee and Custodian, Thornburg Mortgage Home Loans, Inc., as Seller and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.1	Mortgage Loan Purchase Agreement dated as of October 1, 2007, between Credit Suisse First Boston Mortgage Securities Corp., as Purchaser and Thornburg Mortgage Home Loans, Inc., as Seller.

99.2
(a) Servicing Agreement, dated as of March 1, 2002, among Thornburg Mortgage Home Loans, Inc. (“Thornburg”), as seller and servicer and Wells Fargo Bank, N.A., as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and as amended by the Second Amendment to Servicing Agreement, dated as of January 1, 2006, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of January 1, 2002, by the Second Amendment to Subservicing Acknowledgement Agreement, dated as of January 1, 2006, by the Third Amendment to Subservicing Acknowledgement Agreement, dated as of August 1, 2007, and by the Fourth Amendment to Subservicing Acknowledgement Agreement, dated as of October 1, 2007, including the related Transfer Notice, dated October 26, 2007, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE
SECURITIES CORP.

By: /s/ Kevin Steele
Name: Kevin Steele
Title: Vice President

Dated: November 14, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1
Pooling and Servicing Agreement, dated as of October 1, 2007, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, LaSalle Bank National Association, as Trustee and Custodian, Thornburg Mortgage Home Loans, Inc., as Seller and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.1	Mortgage Loan Purchase Agreement dated as of October 1, 2007, between Credit Suisse First Boston Mortgage Securities Corp., as Purchaser and Thornburg Mortgage Home Loans, Inc., as Seller.

99.2
(a) Servicing Agreement, dated as of March 1, 2002, among Thornburg Mortgage Home Loans, Inc. (“Thornburg”), as seller and servicer and Wells Fargo Bank, N.A., as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and as amended by the Second Amendment to Servicing Agreement, dated as of January 1, 2006, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of January 1, 2002, by the Second Amendment to Subservicing Acknowledgement Agreement, dated as of January 1, 2006, by the Third Amendment to Subservicing Acknowledgement Agreement, dated as of August 1, 2007, and by the Fourth Amendment to Subservicing Acknowledgement Agreement, dated as of October 1, 2007, including the related Transfer Notice, dated October 26, 2007, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.